Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

Income Tax Expense/(Benefit) and Effective Tax Rate

The provisions for income tax expense/(benefit) are summarized as follows (in thousands):

	For the Years Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Current tax benefit	(5,914)	(2,267)	(1,768)
Deferred tax expense	18,890	6,912	9,927
Income tax expense	12,976	4,645	8,159

The components of income/(loss) before tax and income tax expense/(benefit) for PRC and non-PRC operations are as follows (in thousands):

	For the Years Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
(Loss)/income arising from PRC operations	(85,525)	(25,629)	63,300
Loss arising from non-PRC operations	(10,614)	(22,672)	(54,776)
(Loss)/income before tax	(96,139)	(48,301)	8,524
Income tax expense relating to PRC operations	12,976	4,645	8,159
Income tax benefit relating to non-PRC operations	—	—	—
Income tax expense	12,976	4,645	8,159
Effective tax rate for PRC	(15.2)%	(18.1)%	12.9%
Effective tax rate for the Group	(13.5)%	(9.6)%	95.7%

Cayman Islands (“Cayman”)

Under the relevant current laws of the Cayman Islands, corporate income, capital gains or other direct taxes are not imposed on corporations in the Cayman Islands. In addition, dividend payments are not subject to withholding taxes in the Cayman Islands.

British Virgin Islands (“BVI”)

The Group’s subsidiaries incorporated in the British Virgin Islands are exempted from income tax on their foreign-derived income and are not subject to withholding taxes.

Hong Kong

Subsidiaries in Hong Kong are subject to 16.5% Hong Kong profit tax on their taxable income generated from operations in Hong Kong and can also enjoy a two-tiered profits tax regime. The profits tax rate for the first HK$2 million of profits of corporations is lowered to 8.25%, while profits above that amount continue to be subject to the tax rate of 16.5%.

PRC

Each of the Group’s PRC subsidiaries, VIEs and subsidiaries of the VIEs are obligated to pay income tax in the PRC. The PRC Corporate Income Taxes Law (“CIT Law”) generally applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under these preferential tax treatments, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years.

Fenghuang On-line was qualified as an HNTE in 2023, and therefore, Fenghuang On-line was subject to a 15% income tax rate from 2023 to 2025.

Fenghuang Yutian was qualified as an HNTE in 2023, and therefore, Fenghuang Yutian was subject to a 15% income tax rate from 2023 to 2025.

Fenghuang Borui was qualified as an HNTE in 2021 and 2024, respectively, and therefore, Fenghuang Borui was subject to a 15% income tax rate from 2023 to 2025.

All other PRC incorporated entities of the Group were subject to a 25% income tax rate for all the years presented.

13. Income Taxes (Continued)

Income Tax Expense/(Benefit) and Effective Tax Rate (Continued)

The CIT Law also provides that an enterprise established under the laws of foreign countries or regions but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. On April 22, 2009, the State Administration of Taxation (“SAT”) issued a circular, known as Circular 82, which provides certain specific criteria for determining whether the “de facto management body” of a PRC-controlled enterprise that is incorporated offshore is located in China. Under Circular 82, an offshore incorporated enterprise controlled by a PRC enterprise or a PRC enterprise group will be regarded as a PRC tax resident by virtue of having its “de facto management body” in China and will be subject to PRC enterprise income tax on its global income only if all of the following conditions are met: (i) the primary location of the day-to-day operational management is in the PRC; (ii) decisions relating to the enterprise’s financial and human resource matters are made or are subject to approval by organizations or personnel in the PRC; (iii) the enterprise’s primary assets, accounting books and records, company seals, and board and shareholder resolutions, are located or maintained in the PRC; and (iv) at least 50% of voting board members or senior executives habitually reside in the PRC. The Company and its offshore subsidiaries were not treated as resident enterprises for PRC tax purposes.

Withholding Tax on Undistributed Dividends

The CIT Law imposes a 10% withholding income tax on dividends distributed by foreign invested enterprises in the PRC to their immediate holding companies outside the PRC. A lower withholding tax rate may be applied if there is a tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5.0% withholding tax rate under an arrangement between the PRC and the Hong Kong Special Administrative Region on the “Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital,” if such holding company is considered a non-PRC resident enterprise and holds at least 25.0% of the equity interest in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend will remain subject to a withholding tax rate of 10%.

The Company does not intend to have its PRC subsidiaries distribute any undistributed earnings of such subsidiaries to their direct overseas parent companies, but rather intends that such undistributed earnings will be reinvested in such subsidiaries, VIEs and subsidiaries of the VIEs to further expand their business in the PRC. The total amount of undistributed earnings of the Group’s entities located in the PRC for which no withholding tax had been accrued as of December 31, 2024 and 2025 were approximately RMB342.5 million and RM396.6 million, respectively. The amounts of the unrecognized deferred tax liabilities were RMB34.3 million and RMB39.7 million as of December 31, 2024 and 2025, respectively.

Reconciliation of the Differences between Statutory Tax Rate and the Effective Tax Rate

The following is reconciliation between the statutory rate and the Group’s effective tax rate. For 2023, 2024 and 2025, the statutory rate represented the PRC statutory rate of 25%.

Reconciliation of the differences between PRC statutory income tax rate and the Group’s effective income tax rate for the years ended December 31, 2023 and 2024 are as follows.:

	For the Years Ended December 31,
	2023	2024
	%	%
Statutory income tax rate	25.0	25.0
Permanent differences	16.3	2.8
Change in valuation allowance	(46.4)	(25.2)
Effect of preferential tax treatment	(7.4)	(6.9)
Uncertain tax positions	1.8	6.4
Tax rate difference from statutory rate in other jurisdictions	(2.8)	(11.7)
Effective income tax rate	(13.5)	(9.6)

13. Income Taxes (Continued)

Income Tax Expense/(Benefit) and Effective Tax Rate (Continued)

In accordance with the updated requirements of ASU No. 2023-09, a reconciliation between PRC statutory rate and the Group’s effective tax rate for the year ended December 31, 2025 is as follows:

	For the Years Ended December 31,
	2025
	RMB	%
	(In thousands except percentages)
Statutory Income Tax Rate:	2,131	25.0
Foreign Tax Effects
Cayman
Statutory tax rate difference between Cayman and the PRC	275	3.2
Hong Kong
Statutory tax rate difference between Hong Kong and the PRC	4,558	53.5
Changes in valuation allowances	8,848	103.8
Other foreign jurisdictions	13	0.2
Nontaxable or Nondeductible Items
Research and development credits	(4,653)	(54.6)
Nondeductible entertainment fee	2,448	28.7
Preferential tax treatment	3,323	39.0
Other	99	1.1
Change in Valuation Allowance	(7,382)	(86.6)
Uncertain Tax Positions	(1,501)	(17.6)
Effective Income Tax Rate	8,159	95.7

In 2025, the Group paid RMB0.1 million in income taxes (net of refunds received) in the PRC and nil in income taxes in jurisdictions outside of the PRC.

The combined effects of the income tax exemption and other preferential tax treatment available to the Group are as follows (in thousands, except per share data):

	For the Years Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Effect of preferential tax treatment	(7,139)	(3,346)	(3,323)
Basic net (loss)/income per share effect	(0.01)	(0.01)	(0.01)

Deferred Tax Assets and Liabilities

The tax effects of temporary differences that give rise to the deferred tax assets balance as of December 31, 2024 and 2025 are as follows (in thousands):

	As of December 31,
	2024	2025
	RMB	RMB
Deferred tax assets:
Allowances for expected credit loss of receivables	23,596	20,100
Accrued payroll and expenses and others	30,633	23,436
Net operating loss carryforward	293,528	292,618
Less: valuation allowance	(284,499)	(282,823)
Total deferred tax assets, net	63,258	53,331

As of December 31, 2025, the Group’s PRC incorporated entities had net operating loss of approximately RMB1,400.8 million, which can be carried forward to offset future taxable income. The PRC net operating loss carry forward of RMB8.4 million, RMB113.3 million, RMB329.9 million, RMB403.2 million and RMB546.0 million will expire in 2026, 2027, 2028, 2029 and years after 2029, respectively, if not utilized.

13. Income Taxes (Continued)

Deferred Tax Assets and Liabilities (Continued)

Movement of Valuation Allowance

Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future reversals of existing taxable temporary differences, future profitability and tax planning strategies. Valuation allowance was mainly provided for net operating loss carry forward because it was more likely than not that such deferred tax assets will not be realized based on the Group’s estimate of its future taxable income.

The following table sets forth the movement of the valuation allowance for deferred tax assets (in thousands):

	2023	2024	2025
	RMB	RMB	RMB
Balance as of January 1,	263,229	307,818	284,499
Additions	50,151	12,159	16,050
Reversals	(5,562)	(35,478)	(17,726)
Balance as of December 31,	307,818	284,499	282,823

Uncertain Tax Positions

A reconciliation of the beginning and ending amount of liabilities associated with uncertain tax positions is as follows (in thousands):

	2023	2024	2025
	RMB	RMB	RMB
Balance as of January 1,	20,333	18,598	15,497
Reversal of uncertain tax positions over 10 years	(4,236)	(4,635)	(1,501)
Increase related to current year tax positions	2,501	1,534	—
Balance as of December 31,	18,598	15,497	13,996

The Group did not accrue any potential penalties and interest related to these uncertain tax positions for all years presented on the basis that the likelihood of penalties and interest being charged is not considered to be probable. The Group reversed the liabilities associated with uncertain tax positions accrued more than 10 years, as their probability of being investigated by the PRC tax authorities would be remote. The increase in liabilities associated with uncertain tax positions represents liabilities accrued base on current year positions when the Group expects that it is more likely than not that the ultimate resolution of uncertain tax positions may be different from these estimates.

The amounts of uncertain tax positions listed above are based on the recognition and measurement criteria of ASC 740. However, due to the uncertain and complex application of tax regulations, it is possible that the ultimate resolution of uncertain tax positions may result in liabilities which could be materially different from these estimates. In such an event, the Group will record additional tax expense or tax benefit in the period in which such resolution occurs. The Group does not expect changes in uncertain tax positions recognized as of December 31, 2025 to be material in the next twelve months. In accordance with PRC Tax Administration Law on the Levying and Collection of Taxes, the PRC tax authorities generally have up to five years to claw back underpaid tax plus penalties and interest for PRC entities’ tax filings. In the case of tax evasion, which is not clearly defined in the law, there is no limitation on the tax years open for investigation. Accordingly, the PRC entities’ tax years from 2021 to 2025 remain subject to examination by tax authorities.